--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
SUPERIOR NATIONAL INSURANCE GROUP  )   REPORT NUMBER 1               Page 1 of 3
                                   )          FOR THE PERIOD FROM:     26-Apr-00
                            DEBTOR )                           TO:     30-Apr-00
___________________________________)   _________________________________________
                                   )
CHAPTER 11 CASE NO. SV00-14099-GM  )
___________________________________)

1. Profit and Loss Statement                                      Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
     Gross Profit                                                                        ____________

     Other Operating Revenue (Specify)                                                   ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopiers, etc.             _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sale of Assets                       _____________
        Less: Original Cost of Assets plus Expense of Sale     _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO.1
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

* The Debtor acknowledges the possiblity of additional leases and is currently researching its records. Any new identified lessors will be included in future reports.

4.    Tax Liability:

                    Gross Payroll Expense For Period                    $539,248
                    Gross Sales for Period Subject to Sales tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *        Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes        04/28/00        $160,052           0
State Payroll and Withholding Taxes          04/28/00         $25,815           0
State Sales and Use Tax                          N/A            $0             N/A
Real Property Taxes                              N/A            $0             N/A
                                         -----------------------------------------------------------

                  ALL PAYROLL TAXES PAID BY ADP
                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 1
--------------------------------------------------------------------------------

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

         -----------------------------------------------------------------------
                                               Type            Post-Petition
            Name of Professional           Professional        Unpaid Total
         -----------------------------------------------------------------------

         Pachulski Stang Ziehl
           Young & Jones                     Attorney              None
         Latham & Watkins                    Attorney              None
         -----------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

    N/A                 N/A              N/A           N/A           N/A            N/A               N/A

----------------------------------------------------------------------------------------------------------------

I, Alex Corbett, CFO, declare under penalty that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated 10/11/00    Signed /s/ Alex Corbett
      --------           -------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                        For the Period April 26-30, 2000
                                  (Unaudited)

(In thousands)
                                                                                                                      Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination      Total
                                                  --------      --------      --------      --------   -------------  ------------
Revenues:

Commission Income                                 $     --      $     --      $    170      $    458      $     --      $    629

Net investment income                                    2            (0)           --            --            --             2
                                                  --------      --------      --------      --------      --------      --------
   Total Revenues                                        2            (0)          170           458            --           631
                                                  --------      --------      --------      --------      --------      --------
Expenses

Interest expenses                                      180            --            --            --            --           180

General and administrative
   Other                                               (29)           --             9            12            --            (8)
                                                  --------      --------      --------      --------      --------      --------
   Total Expenses                                      151            --             9            12            --            172
                                                  --------      --------      --------      --------      --------      --------

Income (loss) before income taxes and preferred
   securities dividends and accretion                 (149)           (0)          161           446            --           459

Income tax (benefit) expense                            (0)           --            --            --            --            (0)
                                                  --------      --------      --------      --------      --------      --------
Income (loss) before preferred securities
   dividends and accretion                            (149)           (0)          161           446            --           459

Preferred securities dividends and accretion          (166)           --            --            --            --          (166)

Expenses not related to business operations:
   Legal and Professional Fees                         (67)           --            --            --            --           (67)
   Other non-operating expenses                         --            --            --            --            --            --
                                                  --------      --------      --------      --------      --------      --------
                                                      (381)           (0)          161           446            --           226

Equity in net income (loss) from subsidiaries          612           612            --            --        (1,219)            4
                                                  --------      --------      --------      --------      --------      --------
   Net (Loss) Income                              $    230      $    611      $    161      $    446      $ (1,219)     $    230
                                                  ========      ========      ========      ========      ========      ========

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession Operating Report No. 1
Aging of Accounts Payable and Receivable - 2
April 26, 2000 thru April 30, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                 40,000                    --            3,080,486
Overdue  31-60 days                                         --                 35,000                    --            1,565,540
Overdue  61-90 days                                         --                     --                    --            1,586,115
Overdue  91-120 days                                        --                 40,096                    --            3,134,822
Overdue  121+ days                                          --              1,414,432                    --                   --
                                               --------------------------------------      -------------------------------------
Total                                               $       --            $ 1,529,527            $       --          $ 9,366,963
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                  3,058                    --                   --
Overdue  31-60 days                                     18,770                     --                    --                   --
Overdue  61-90 days                                         --                112,732                    --                   --
Overdue  91-120 days                                        --                 58,552                    --                   --
Overdue  121+ days                                          --              3,913,987                    --           12,779,619
                                               --------------------------------------      -------------------------------------
Total                                               $   18,770            $ 4,088,329            $       --          $12,779,619
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --             12,143,919                    --                6,594
Overdue  31-60 days                                         --             14,934,759                    --               14,903
Overdue  61-90 days                                         --             12,158,754                    --                   --
Overdue  91-120 days                                        --              9,217,907                    --              303,520
Overdue  121+ days                                          --              3,256,020                    --                   --
                                               --------------------------------------      -------------------------------------
Total                                               $       --            $51,711,359            $       --          $   325,017
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --              2,840,612                    --                   --
Overdue  31-60 days                                         --              1,335,544                    --                8,079
Overdue  61-90 days                                         --                669,010                    --                   --
Overdue  91-120 days                                        --              5,002,843                    --               88,665
Overdue  121+ days                                      13,709                     --                    --                   --
                                               --------------------------------------      -------------------------------------
Total                                               $   13,709            $ 9,847,809            $       --          $    96,764
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --             15,027,589                    --            3,087,080
Overdue  31-60 days                                     18,770             16,305,303                    --            1,588,521
Overdue  61-90 days                                         --             12,940,496                    --            1,586,115
Overdue  91-120 days                                        --             14,319,198                    --            3,527,007
Overdue  121+ days                                      13,709              8,584,439                    --           12,779,619
                                               --------------------------------------      -------------------------------------
Total                                               $   32,479            $67,177,024            $       --          $22,568,342
                                               --------------------------------------      -------------------------------------

SCHEDULE C
APRIL 26-30, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc. /
 Fleet Capital Leasing                     Monthly       $235,337.00                05/01/00                   None
Bemiston Tower, Inc. PM Realty Advisor     Monthly       $  5,111.33                06/01/00                   None
Citizens Leasing Corporation               Monthly       See BIG's schedule for details
Dell Financial Services                    Monthly       $  8,264.07                05/20/00                See Note A
Equity Office Properties                   Monthly       $ 20,026.42                06/01/00                   None
HQ Boca Raton                              Monthly       $  4,960.90                06/01/00                   None
IKON Office Solutions Inc. / IOS Capital   Monthly          Various                 Various                 See Note B
Kilroy Realty Corp.                        Monthly       $153,583.82                05/01/00                   None
Neopost                                    Monthly          Various                 Various                 See Note B
Pitney Bowes Credit Corp.                  Monthly          Various                 Various                 See Note B
Sharp Electronics Credit Co.               Monthly       $    350.33                06/01/00                   None
Stringer Business Systems Inc.             Monthly          Various                 Various                 See Note B
Tiger Ventura County                       Monthly       $ 16,795.17                06/01/00                   None
Toshiba America Information Sys.           Monthly          Various                 Various                 See Note B
Zodiac Development                         Monthly       $  9,454,31                06/01/00                   None
------------------------------------------------------------------------------------------------------------------------------------

Note A: Payments on various Dell leases have been paid on a monthly basis; however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services.
Note B: Various copier and postal equipment lease payment history is presently being researched.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $206,798.26                05/01/00                    None
Dell Financial Services                   Monthly        $ 48,476.06                05/15/00                 See Note A
Kaiser-Francis Oil Company                Monthly        $  3,620.58                06/01/00                    None
Mack Cali Realty /
  500 Columbia Tpk Assoc. LLC             Monthly        $  9,249.23                06/01/00                    None
Principal Management Corporation /
 GCI CAPITAL, INC.                        Monthly        $ 30,827.28                05/01/00                    None
Service Resource Industries /
 Wall Street Office Business, Inc.        Monthly        $  4,230.00                06/01/00                    None
SP Environmental Systems /
  Union Pacific RR Co.                    Monthly        $ 12,465.16                06/01/00                    None
Transwestern CG Partner                   Monthly        $  5,908.75                06/01/00                    None

------------------------------------------------------------------------------------------------------------------------------------

Note A: Payments on various Dell leases have been paid on a monthly basis;
        however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 1
Insurance Coverage - 5
As of April 30, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Amount of    Policy       Premium Paid
State            Carrier                  Agent                                    Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
New Jersey       Centre Insurance Company Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      30-Apr-00
All Other State  Centre Insurance Company Di Buduo & De Fendis                     Statutory   01-Jun-00      30-Apr-00

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

April 30, 2000                                                        Schedule E

                                                                                                         Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurence    10/1/00       10/1/00
                                                                               $2 million aggregate
                                               Advertising Injury              $1 million
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                      $1 million                   12/10/00      12/10/00
                                               Medical                        $5,000
                                               Uninsured Motorist             $500,000
                                               Physical Damage                Actual value less $500
                                                                               deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers            $90 million                  5/1/00        5/1/00

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability     $1 million per loss          12/10/00      12/10/00
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability             $5 million per loss          12/10/00      12/10/00
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fidelity Bond                   $5 million                   12/10/00      12/10/00

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella             $20 million per occurence    12/10/00      12/10/00
                                                                              $20 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                $10 million per occurence    12/10/00      12/10/00
                                                                              $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition         $10 million per occurrence   12/10/00      12/10/00
                                                                              $10 million aggregate
                                                                              *$25,000 deductible, minimum
                                                                              and 9% of total ??? property

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition         $10 million                  12/10/00      12/10/00
                                              Excess

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy                 $1 million to $3 million      1/1/01        1/1/01
                                              (Life/Travel)                   (depends on rank of officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/00      12/10/00
                                              BIG companies only/acts b/f     & in the aggregate
                                              12/10/99
                                              * $500,000 deductible